CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [****], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.
AMENDMENT NUMBER 39

TO

SPECIAL BUSINESS PROVISIONS (SBP) BCA-MS-65530-0019

BETWEEN

THE BOEING COMPANY

AND

SPIRIT AEROSYSTEMS, INC.

THIS AMENDMENT NUMBER 39 (Amendment) to Special Business Provisions BCA-MS-65530-0019 is entered into as of the last dated signature below between Spirit AeroSystems, Inc., a Delaware corporation with its principal office in Wichita, Kansas (Spirit) and The Boeing Company, a Delaware corporation, acting by and through its Boeing Commercial Airplanes division (Boeing). Hereinafter, Spirit and Boeing may be referred to individually as a “Party” and jointly as the “Parties.”

RECITALS

A.The Parties have entered into the Special Business Provisions, BCA-MS-65530-0019, dated June 16, 2005 (SBP) and the General Terms Agreement, GTA BCA-65520-0032, dated June 16, 2005 (collectively, the Agreement).

B.The most recent amendment to the SBP is Amendment 38, entered into on July 10, 2023.

C.The Parties entered into a Memorandum of Agreement dated October 12, 2023 (MOA).

D.All capitalized terms used but not defined in this Amendment have the same meaning as in the SBP.

E.The Parties wish to amend the SBP as set forth herein.

787 SBP between Boeing and Spirit
SBP BCA-MS-65530-0019, Amendment No. 39	Boeing Initials:_____ Spirit Initials:_____
1 of 12

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [****], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.
AGREEMENT
NOW, THEREFORE, the Parties agree as follows:

1.The list of “AMENDMENTS” within the SBP is hereby deleted and replaced in its entirety as follows:
“AMENDMENTS

Number	Description	Date	Approval
1	Provisions for addition of second Fatigue Unit	09/18/06	K. O’Brien M. Kurimsky
2	Provisions for COPB5	10/23/06	T. Pierson M. Kurimsky
3	Revised Payment Terms and Settlement of Claims	03/26/08	R. Parks L. McCutchen
4	A10.3.1 Relocation/Subcontract Notification	03/11/08	J. Loomis M. Kurimsky
5
D&MI Agreement
1.Changed all references of Mid-Western Aircraft Systems Inc. to Spirit AeroSystems Inc.
2.Added additional Section 1.0: definitions
3.Amended SBP 5.5 in its entirety
4.Amended SBP 7.1 in its entirety
5.Added the D&MI One Plan Documents to SBP Attachment 4 table of documents
6.Added SBP Attachment 23
		06/23/09	J. Loomis M. Kurimsky
6
D&MI Advance Payment for S-41 Pre-Amendment 5 D&MI Nonrecurring Work
1.Amended SBP 5.5 in its entirety
2.Amended SBP Attachment 1 in its entirety
3.Amended SBP Attachment 2 in its entirety
4.Amended SBP Attachment 3 in its entirety
		07/21/09	R. Parks M. Kurimsky
7	Restrictions on Lobbying 1.Added Section 37 to the contract	09/15/09	Mario Guillen W. Davis
8	Pylon Firm Configuration Price Adjustment 1.Amended SBP Attachment 1 in its entirety 2.Amended SBP Attachment 2 in its entirety 3.Amended SBP Attachment 3 in its entirety	11/04/09	Mario Guillen Alex Webb
9
D&MI Wing/Pylon Retro Proposal Phase I Advanced Payment
1.Amended SBP 5.5 in its entirety
2.Amended SBP Attachment 1 in its entirety
3.Amended SBP Attachment 2 in its entirety
4.Amended SBP Attachment 3 in its entirety
		11/12/09	Jeff Loomis / Mike Kurimsky
10	Quarterly Certified Inventory Reporting Form 1.Amended SBP Attachment 21 in its entirety	11/20/09	Peter Yi Calleen Green
11
D&MI 3Q09 Advance Payment
1.Amended SBP 5.5 in its entirety
2.Amended SBP Attachment 1 in its entirety
3.Amended SBP Attachment 2 in its entirety
4.Amended SBP Attachment 3 in its entirety
5.Amended SBP Attachment 4 in its entirety
		11/13/09	Jeff Loomis / Mike Kurimsky
12	D&MI 4Q09 Advance Payment 1.Amended SBP 5.5 in its entirety 2.Amended SBP Attachment 1 in its entirety 3.Amended SBP Attachment 2 in its entirety 4.Amended SBP Attachment 3 in its entirety	2/11/10	Jeff Loomis / Wade Davis

787 SBP between Boeing and Spirit
SBP BCA-MS-65530-0019, Amendment No. 39	Boeing Initials:_____ Spirit Initials:_____
2 of 12

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [****], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

Number	Description	Date	Approval
13	D&MI 1Q10 Advance Payment 1.Amended SBP 5.5 in its entirety 2.Amended SBP Attachment 1 in its entirety 3.Amended SBP Attachment 2 in its entirety 4.Amended SBP Attachment 3 in its entirety	5/26/10	Jeff Loomis / Wade Davis
14	D&MI 2Q10 Advance Payment 1.Amended SBP 5.5 in its entirety 2.Amended SBP Attachment 1 in its entirety 3.Amended SBP Attachment 2 in its entirety 4.Amended SBP Attachment 3 in its entirety	9/30/10	Mario Guillen Wade Davis
15	D&MI 3Q10 Advance Payment 1.Amended SBP 5.5 in its entirety 2.Amended SBP Attachment 1 in its entirety 3.Amended SBP Attachment 2 in its entirety 4.Amended SBP Attachment 3 in its entirety	11/12/10	Mario Guillen Wade Davis
16	D&MI 4Q10 Advance Payment 1.Amended SBP 5.5 in its entirety 2.Amended SBP Attachment 1 in its entirety 3.Amended SBP Attachment 2 in its entirety 4.Amended SBP Attachment 3 in its entirety	2/28/11	Mario Guillen Wade Davis
17
MOA Dated 12-21-10 (Blockpoint 20 Settlement)
1.Amended or added: SBP Table of Contents, Sections 1.0, 3.1.1, 3.2.1, 3.3.1, 3.3.2.2, 3.3.4.3 and 3.3.4.8, 3.3.7, 3.3.7.1, 3.3.7.2, 3.3.7.3, 3.4.2.1, 3.4.5, 4.1.1, 4.1.3, 4.2, 4.3.1, 4.3.1.1, 4.4, 4.7, 4.8, 4.9, 4.10, 5.5, 5.6, 5.7, 5.8, 5.8.1, 5.8.2, 6.1, 6.2, 6.3, 7.1, 7.2, 7.2.1, 7.2.2, 7.2.3, 7.5, 7.5.1, 7.5.2, 7.8, 7.8.1, 7.8.2, 11.2
2.Deleted SBP Sections 3.3.2.3.I, 3.4.2.3, 7.9, 7.10
3.Amended or added SBP Attachments 1, 2, 3, 4, 7, 14, 16, 23, 25, 26, 27, 28
4.Deleted SBP Attachments 13 and 19
5.Throughout SBP, various references to: “SBP Attachment 7 Indentured Parts Price List and Spare Parts Pricing” are revised to “the SPPC”.
		5/12/11	R. Parks M. Kurimsky
18	D&MI One Plan Update 1.Updated SBP Attachments 1, 3, 23, 25 2.Amended: SBP Section 7.4 per Amendment 3	8/24/11	M. Guillen M. Kurimsky
19	D&MI One Plan Update Updated SBP Attachments 1, 2, 3, 16, 23, 25	7/30/12	A. Mauldin C. Cotner
20	D&MI One Plan Update 1.Updated SBP Attachments 1, 2, 3, 16, 23, 25, 27	6/5/13	Jeff Loomis C. Cotner
21	D&MI One Plan Update 1.Amended: SBP Section 8. 2.Updated SBP Attachments 1, 2, 3, 16, 23, 25, 27, 29	6/12/14	C. Francois L. Hampton
22 (VOID)	MOA Dated 4-8-14 (2015 Sustaining Pricing Agreement) 1.Amended SBP Section 5.5 2.Updated SBP Attachment 1	11/12/14	S. Garcia-Deleone C. Green
22R1	MOA Dated 4-8-14 (2015 Sustaining Pricing Agreement) 1.Amended SBP Section 5.5 2.Updated SBP Attachment 1	12/4/14	S. Garcia-Deleone L. Hampton
23	Annual Price Adjustment thru Line Number [****] 1.Updated SBP Attachments 1, 2, and 27 Boeing Performed Rework and Repair 1.Updated SBP Attachment 16 Table A.1	8/3/15	J. Loomis L. Hampton

787 SBP between Boeing and Spirit
SBP BCA-MS-65530-0019, Amendment No. 39	Boeing Initials:_____ Spirit Initials:_____
3 of 12

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [****], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

Number	Description	Date	Approval
24	Annual Price Adjustment thru Line Number [****] 1.Updated SBP Attachments 1, 2, 3, and 27 Boeing Performed Rework and Repair 1.Updated SBP Attachment 16 Table A.1	12/16/15	J. Loomis L. Hampton
25
MOU Dated 8-1-17 (Collective Resolution)
1.Amended SBP Sections 3.2.1, 4.1.3, 4.2, 4.3.1.1, 4.10, 4.12, 5.2.1, 7.2.1, 7.2.2, 7.5.1, 7.8.2, 8.1, 11.2, 12.6, and 12.8.1
2.Updated SBP Attachments 1, 2, 3, 7, 10, 16, 26, 27, 28, and 30
Annual Shipset Price Adjustment thru Line Number [****]
1.Updated SBP Attachments 1, 2, and 27
Annual Shipset Price Adjustment thru Line Number[****]
1.Updated SBP Attachments 1 and 2
Boeing Performed Rework and Repair
1.Updated SBP Attachment 16 Table A.1
		9/22/17	J. Will M. Kurimsky
26	PMI De-Implementation 1.Updated SBP Attachments 1 and 27 2.Added SBP Section 12.8.6 and Attachment 31	12/14/17	R. Satterthwaite L. Hampton
27	Annual Shipset Price Adjustment thru Line Number [****] 1.Updated SBP Section 7.2.1 and SBP Attachments 1 and 2 Boeing Performed Rework and Repair 1.Updated SBP Attachment 16 Section A	8/17/18	H. Langowski L. Hampton
28
MOA Dated 12-21-2018 (Collective Resolution 2.0)
1.Amended SBP Sections 4.1.3, 4.10, 5.5, and 7.5 and SBP Attachments 1, 7, 18, 27, 30, and 3
2.Added SBP Section 4.12.1 and Attachments 32 and 3
(Concurrently with the MOA, the Parties also executed that certain Settlement and Release Agreement dated 12-21-2018 pertaining to the release and settlement of warranty and various other claims)
		1/30/19	T. McGuigan E. Bossler
29	787 In-House Composite Tape Slitting 1.Added SBP Section 12.8.7	5/14/19	H. Langowski L. Bockover
30	Annual Shipset Price Adjustment thru Line Number [****] 1.Updated SBP Attachments 1 and 2 Boeing Performed Rework and Repair 1.Updated SBP Attachment 16 Section A	8/2/19	H. Langowski R. Grant
31	Configuration Control 1.Updated SBP Section 21.0 “Configuration Control” 2.Added new Section 21.1 [****]	9/25/19	H. Langowski E. Bossler
32	Supply Chain Integration 1.Updated SBP Section 12.8 2.Added new Section 12.8.8 [****]	4/15/20	H. Langowski R. Grant
33	Payment Terms 1.Updated SBP Section 5.2.1	1/19/21	H. Langowski E. Bossler
34	Annual Shipset Price Adjustment thru Line Number [****] 1.Updated SBP Attachments 1 and 2 Boeing Performed Rework and Repair 1.Updated SBP Attachment 16 Section A	6/30/21	H. Langowski R. Grant
35	Annual Shipset Price Adjustment thru Line Number [****] 1.Updated SBP Attachments 1 and 2	12/22/21	H. Langowski R. Grant
36	Industry Assist at Boeing Repair Station(s) 1.Added new Section 8.3.1	2/9/22	H. Langowski R. Grant

787 SBP between Boeing and Spirit
SBP BCA-MS-65530-0019, Amendment No. 39	Boeing Initials:_____ Spirit Initials:_____
4 of 12

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [****], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

Number	Description	Date	Approval
37	Annual Shipset Price Adjustment thru Line Number [****] 1.Updated SBP Attachments 1 and 2	8/24/22	H. Langowski R. Grant
38	Electronic Access, Communications and Data Exchange Via Telecommunications 1.Updated SBP Section 12.4 “Electronic Access/Terms of Use”	7/10/23	E. Charnetskyi K. Clark
39	Incorporating elements of MOA executed October 12, 2023. 1.Updated SBP Sections 3.2.1, 4.3.1, and Attachment 1 2.Added new SBP Section 4.1.4	12/21/23	D. Armani L. Hampton

”
2.SBP Section 3.2.1 is deleted and replaced in its entirety with the following:

“3.2.1 Production Rates

This SBP contains no minimum or maximum production rates.

A.Spirit will implement a production rate of [****] Shipsets per month eighteen (18) months from when Boeing directs such a production rate increase in writing. Boeing will accelerate deliveries of Boeing Furnished Material, also referred to as Partner Managed Inventory (“PMI”), as reasonably necessary to support Spirit’s start of [****] Shipsets per month.

B.Spirit is responsible for capitalization to support a production rate of [****] Shipsets per month as described below.

Boeing will advance to Spirit up to $[****] for Spirit’s implementation of Tooling and capital expenditures necessary to support up to [****] Shipsets per month. Boeing will pay to Spirit, via purchase order (issued no later than 60 days prior to the respective payment date, unless otherwise specified below) and invoice, for Tooling and capital expenditures by Spirit, as follows:

$[****] paid to Spirit, via wire transfer, no later than October 26, 2023
$[****] paid no later than January 31, 2024
$[****] paid no later than April 30, 2024
$[****] paid no later than July 31, 2024
$[****] paid no later than October 31, 2024
$[****] paid no later than January 31, 2025
$[****] paid no later than April 30, 2025

i. After the first payment above, the Parties agree to hold joint reviews 30 days prior to the issuance of each related purchase order to confirm the amount and asset content of each funded package.

ii. Spirit agrees to prioritize purchased assets to Boeing production requirements, provide Boeing with documentation validating expenditures,

787 SBP between Boeing and Spirit
SBP BCA-MS-65530-0019, Amendment No. 39	Boeing Initials:_____ Spirit Initials:_____
5 of 12

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [****], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.
and provide Boeing on-site representatives with observable evidence of assets in place on a periodic basis.

Spirit will repay to Boeing up to $[****], as further specified below. Spirit will align the repayment plan to coincide with Spirit’s deliveries to Boeing and will offset payments utilizing the formula of number of units delivered in the respective time period based on the schedule below, times average shipset price, until the amount is fully offset for each respective time period. Any variability to this calculation based on the offset of units, or average shipset price, will be trued up in the fourth quarter of 2027. Spirit will repay to Boeing, via wire transfer, up to $[****], as follows:

$[****] paid no later than April 30, 2025
$[****] paid no later than October 31, 2025
$[****] paid no later than April 30, 2026
$[****] paid no later than October 31, 2026
$[****] paid no later than April 30, 2027
$[****] paid no later than October 31, 2027

In the event that Boeing advances to Spirit less than $[****], the repayment amount of $[****], and the individual repayment amounts above, will be proportionately adjusted so that Spirit’s total repayment is equal to 79.0518% of Boeing’s advance. This percentage represents the initial repayment amount over the initial advance amount.

C.For the first occurrence exceeding [****] Shipsets per month, Spirit acknowledges that production rates can be reached within a commercially reasonable lead time. Boeing will provide market and backlog data to Spirit prior to Boeing’s decision to increase the production rate and to assist the Parties in determining Spirit’s overall business case.

At the time of the Boeing decision to increase the production rate above [****] Shipsets per month, if Spirit requires capital investments to attain the desired rate, a contribution margin calculation as specified in SBP Attachment 28 shall be utilized to determine if the additional revenue will reasonably recover Spirit’s estimate of its capital investments. In the event this calculation does not project recovery of Spirit’s investments, then Boeing and Spirit will negotiate an equitable price adjustment.

D.Spares requirements are in addition to production. Spirit shall support all Spares. (For capacity planning purposes only, a reasonable estimate at the time of execution of this SBP is an average of .25 Shipsets per month.)

787 SBP between Boeing and Spirit
SBP BCA-MS-65530-0019, Amendment No. 39	Boeing Initials:_____ Spirit Initials:_____
6 of 12

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [****], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.
E.For the avoidance of doubt, nothing in this SBP Section 3.2.1 shall affect the provisions of SBP Section 3.3.7 and Attachment 23, “Derivatives and Mission Improvement.”

3.A new SBP Section 4.1.4 is added:

“4.1.4 Shipset Prices for Shipsets 1164 through 1605 and Shipsets 1606 and Beyond

As of Amendment 39, Boeing will pay Spirit $[****] via incremental 787 recurring Shipset Price increases effective at LN 1164 through LN 1605. The per Shipset Price shall be rate variable and as set forth in Attachment 1, Recurring Shipset Price (All Minor Models). No later than 10 business days after execution of Amendment 39, Boeing will amend any outstanding purchase orders as necessary to reflect the pricing shown in Attachment 1, Recurring Shipset Price (All Minor Models). No later than 15 business days after execution of Amendment 39, the Parties will jointly reconcile pricing for any Products already delivered starting with Line Number 1164 through such time as the purchase orders are amended with pricing as shown in Attachment 1, Recurring Shipset Price (All Minor Models). No later than 3 business days after the Parties complete the reconciliation, Boeing will pay to Spirit the reconciliation value via wire transfer.

Within 30 days following the delivery of Line Number 1605 from Spirit to Boeing, the Parties will reconcile the adjusted pricing set forth in Attachment 1, Recurring Shipset Price (All Minor Models) against the 787 Shipset pricing as of 787 SBP Amendment 37. In the event the incremental amounts paid to Spirit do not total $[****], the respective Party will pay, via wire transfer, any amount due within 10 business days of completing the reconciliation. For clarity, any Shipset pricing revisions subsequent to Amendment 39 resulting from statement of work revisions/changes will not be applied towards the $[****] incremental Shipset Price increase.

The Parties, at either’s request, agree to meet at a mutually agreeable time, with a mutual goal of concluding negotiations 12 months prior to the delivery of LN 1605, to discuss in good faith potential pricing changes, other interests and considerations pertaining to LN 1606 and beyond.”

4.SBP Section 4.3.1 is deleted and replaced in its entirety with the following:

“4.3.1 Pricing Methodology for In-Production Spare Parts

Boeing and Spirit will develop a firm fixed average Price for each Spare Part, in which the Price shall be the "indentured" prices of parts as specified in SBP

787 SBP between Boeing and Spirit
SBP BCA-MS-65530-0019, Amendment No. 39	Boeing Initials:_____ Spirit Initials:_____
7 of 12

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [****], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.
Attachment 7 and the application of pricing factors as provided in SBP Section 4.3.4, “Spares Pricing Factors”. The result shall be incorporated into the Spares Parts Price Catalog (SPPC) as described in SBP Section 3.5. The line item prices contained in such "indentured" priced parts list (“IPPL”) shall be adjusted by Spirit, and agreed to by Boeing, each time an adjustment of Prices for Products is made pursuant to SBP Section 7.0 “Change Provisions”, with the effect that the sum of such line item prices shall equal the then current average Shipset Price. Spirit shall update the SPPC to reflect then current pricing not later than ninety (90) days after completion of any amendment of this SBP as provided in SBP Section 7.0 and the Administrative Agreement. Payment for any Spare Part will be made in accordance with SBP Section 5.0 “Payment”. Separate Indentured Parts Price Lists shall be established for the 787-8 and any derivative configuration.

Notwithstanding anything to the contrary in this SBP, the IPPL and SPPC will not be adjusted to reflect the $[****] of incremental 787 recurring Shipset Price increases made pursuant to the Parties’ MOA dated October 12, 2023.”

787 SBP between Boeing and Spirit
SBP BCA-MS-65530-0019, Amendment No. 39	Boeing Initials:_____ Spirit Initials:_____
8 of 12

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [****], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.
5.SBP Attachment 1 is deleted and replaced in its entirety with the following:
“
SBP ATTACHMENT 1 TO
SPECIAL BUSINESS PROVISIONS

787 SBP between Boeing and Spirit
SBP BCA-MS-65530-0019, Amendment No. 39	Boeing Initials:_____ Spirit Initials:_____
9 of 12

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [****], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

As of Amendment 39, Boeing will pay Spirit $[****] via incremental 787 recurring Shipset Price increases effective at LN 1164 through LN 1605. The per Shipset Price shall be rate variable and as set forth in Attachment 1, Recurring Shipset Price (All Minor Models). No later than 10 business days after execution of Amendment 39, Boeing will amend any outstanding purchase orders as necessary to reflect the pricing shown in Attachment 1, Recurring Shipset Price (All Minor Models). No later than 15 business days after execution of Amendment 39, the Parties will jointly reconcile pricing for any Products already delivered starting with Line Number 1164 through such time as the purchase orders are amended with pricing as shown in Attachment 1, Recurring Shipset Price (All Minor Models). No later than 3 business days after the Parties complete the reconciliation, Boeing will pay to Spirit the reconciliation value via wire transfer.

Within 30 days following the delivery of Line Number 1605 from Spirit to Boeing, the Parties will reconcile the adjusted pricing set forth in Attachment 1, Recurring Shipset Price (All Minor Models) against the 787 Shipset pricing as of 787 SBP Amendment 37. In the event the incremental amounts paid to Spirit do not total $[****], the respective Party will pay, via wire transfer, any amount due within 10 business days of completing the reconciliation. For clarity, any Shipset pricing revisions subsequent to Amendment 39 resulting from statement of work revisions/changes will not be applied towards the $[****] incremental Shipset Price increase.

The Parties, at either’s request, agree to meet at a mutually agreeable time, with a mutual goal of concluding negotiations 12 months prior to the delivery of LN 1605, to discuss in good faith potential pricing changes, other interests and considerations pertaining to LN 1606 and beyond.

787 SBP between Boeing and Spirit
SBP BCA-MS-65530-0019, Amendment No. 39	Boeing Initials:_____ Spirit Initials:_____
10 of 12

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [****], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

Advanced Payment Recovery (Per Shipset)

Airplane Numbers	Section 41 & NLG	Pylons	Wing Fixed Leading Edge	Wing Movable Leading Edge	Totals
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]

Boeing Amendment 17 Cost Recovery (per Shipset)

	Totals
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]

Annual Price Adjustment Line Number 1004 Nonrecurring Allocation
(Reference SBP 7.2.2, SBP Attachment 16 Section C.3.1.2)

	LN 1004 Total	Engineering	Tooling
[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]

Non Recurring APAP Adjustments
2019 Annual Price Adjustment through December 2019/Line Number 976 (allocation after Line Number 1004)
(Reference SBP 7.2.2, SBP Attachment 16 Section C.3.1.2)

	Total	Engineering	Tooling
[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]

Non Recurring APAP Adjustments
2020 Annual Price Adjustment through December 2020/Line Number 1041 (allocation after Line Number 1004)
(Reference SBP 7.2.2, SBP Attachment 16 Section C.3.1.2)

	Total	Engineering	Tooling
[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]

Non Recurring APAP Adjustments
2021 Annual Price Adjustment through December 2021/Line Number 1119 (allocation after Line Number 1004)
(Reference SBP 7.2.2, SBP Attachment 16 Section C.3.1.2)

		Total	Engineering	Tooling
[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]

6.Miscellaneous.
6.1All other provisions of the SBP remain unchanged and in full force and effect.

787 SBP between Boeing and Spirit
SBP BCA-MS-65530-0019, Amendment No. 39	Boeing Initials:_____ Spirit Initials:_____
11 of 12

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [****], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

6.2This Amendment cancels and supersedes all previous agreements between the
Parties relating to the content of this Amendment, whether written or oral.

7.    Governing Law.
This Amendment shall be governed by the internal laws of the State of Washington without reference to any rules governing conflict of laws.
8.    Confidentiality.
The terms of this Amendment, together with the information exchanged by the Parties during negotiation hereof, are confidential under the terms of the Agreement.

EXECUTED as of the last date set forth below by the duly authorized representatives of the Parties.

THE BOEING COMPANY	SPIRIT AEROSYSTEMS, INC.

/s/ David Armani	/s/ Leanna Hampton
Signature	Signature

David Armani	Leanna Hampton
Printed name	Printed name

Procurement Agent	Director, Contracts
Title	Title

12/21/2023	12/21/2023
Date	Date

787 SBP between Boeing and Spirit
SBP BCA-MS-65530-0019, Amendment No. 39	Boeing Initials:_____ Spirit Initials:_____
12 of 12